UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2004

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada

89119

(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 12.  Results of Operations and Financial Condition

The registrant’s press release dated January 15, 2004, regarding its financial results for the periods ended December 31, 2003, including unaudited consolidated financial statements for the period ended December 31, 2003, is furnished as Exhibit 99 of this Form8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Robert Miodunski
President and Chief Executive Officer
(Principal Executive Officer)

By	/s/ Robert L. Saxton
Sr. Vice President, Chief Financial
Officer and Treasurer (Principal
Financial and Accounting Officer)

Date: January 15, 2004